UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 8 – Other Events

Item 8.01 Other Events

Louisville Gas and Electric Company

On April 1, 2019, Louisville Gas and Electric Company (“LG&E”) issued $400,000,000 aggregate principal amount of 4.25% First Mortgage Bonds due 2049 (the “LG&E Bonds”).

The LG&E Bonds were issued under LG&E’s Indenture (the “LG&E Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 7 thereto (the “LG&E Supplemental Indenture”), dated as of March 1, 2019. The LG&E Bonds will be secured by the lien of the LG&E Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of LG&E’s real and tangible personal property located in Kentucky and used or to be used in connection with the generation, transmission and distribution of electricity and the storage, transportation and distribution of natural gas, as described therein.

The LG&E Bonds are due April 1, 2049, subject to early redemption. LG&E intends to use the net proceeds from the sale of the LG&E Bonds to repay short term debt, for the repayment of LG&E’s $200,000,000 term loan that matures October 2019 and for other general corporate purposes.

The LG&E Bonds were offered under LG&E’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-223142-02).

The LG&E Supplemental Indenture and LG&E Officer’s Certificate are filed with this report as Exhibits 4(a) and 4(c), respectively.

Kentucky Utilities Company

On April 1, 2019, Kentucky Utilities Company (“KU”) issued $300,000,000 aggregate principal of 4.375% First Mortgage Bonds due 2045 (the “KU Bonds”). The KU Bonds were part of the same series of bonds as the $250,000,000 aggregate principal amount of KU’s 4.375% First Mortgage Bonds due 2045 originally issued by KU in 2015.

The KU Bonds were issued under KU’s Indenture (the “KU Indenture”), dated as of October 1, 2010, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 7 thereto (the “KU Supplemental Indenture”), dated as of March 1, 2019. The KU Bonds will be secured by the lien of the KU Indenture, which creates, subject to certain exceptions and exclusions, a lien on substantially all of KU’s real and tangible personal property located in Kentucky and used or to be used in connection with the generation, transmission and distribution of electricity, as described therein.

The KU Bonds are due October 1, 2045, subject to early redemption. KU intends to use the net proceeds from the sale of the KU Bonds to repay short term debt, including commercial paper, and for other general corporate purposes.

The KU Bonds were offered under KU’s Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration Statement No. 333-223142-01).

The KU Supplemental Indenture and KU Officer’s Certificate are filed with this report as Exhibits 4(b) and 4(d), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Exhibits

4(a)	Supplemental Indenture No 7, dated as of March 1, 2019, of Louisville Gas and Electric Company to The Bank of New York Mellon, as Trustee.

4(b)	Supplemental Indenture No. 7, dated as of March 1, 2019, of Kentucky Utilities Company to The Bank of New York Mellon, as Trustee.

4(c)	LG&E Officer’s Certificate, dated April 1, 2019 relating to the LG&E Bonds, pursuant to Section 201 and 301 of the LG&E Indenture.

4(d)	KU Officer’s Certificate, dated April 1, 2019 relating to the KU Bonds, pursuant to Section 201 and 301 of the KU Indenture.

5(a)	Opinion of John R. Crockett III, General Counsel, Chief Compliance Officer and Corporate Secretary of Louisville Gas and Electric Company.

5(b)	Opinion of John R. Crockett III, General Counsel, Chief Compliance Officer and Corporate Secretary of Kentucky Utilities Company.

5(c)	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the LG&E Bonds.

5(d)	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the KU Bonds.

5(e)	Opinion of Stoll Keenon Ogden PLLC as to the KU Bonds.

23(a)	Consent of John R. Crockett III, General Counsel, Chief Compliance Officer and Corporate Secretary of Louisville Gas and Electric Company (included as part of Exhibit 5(a)).

23(b)	Consent of John R. Crockett III, General Counsel, Chief Compliance Officer and Corporate Secretary of Kentucky Utilities Company (included as part of Exhibit 5(b)).

23(c)	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(c)).

23(d)	Consent of Pillsbury Winthrop Shaw Pittman LLP (included as part of Exhibit 5(d)).

23(e)	Consent of Stoll Keenon Ogden PLLC (included as part of Exhibit 5(e)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers
Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

KENTUCKY UTILITIES COMPANY

By:	/s/ Daniel K. Arbough
Daniel K. Arbough
Treasurer

Dated: April 1, 2019